Exhibit 99.2
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2006, is by and among MediaNews Group, Inc. (the “Borrower”), the guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders parties hereto and Bank of America, N.A., administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Bank of New York, as Syndication Agent, Wachovia Bank, National Association, Union Bank of California, N.A. and KeyBank National Association, as Co-Documentation Agents and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as Joint Lead Arrangers and Joint Book Managers.
RECITALS
     A. The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 30, 2003, as amended pursuant to First Amendment to Credit Agreement dated as of January 20, 2004, as further amended pursuant to Second Amendment to Credit Agreement dated as of April 16, 2004, as further amended pursuant to Third Amendment to Credit Agreement dated as of August 30, 2004, as further amended pursuant to Fourth Amendment to Credit Agreement dated as of September 8, 2005, and as further amended pursuant to Fifth Amendment to Credit Agreement dated as of June 28, 2006 (as previously amended, the “Existing Credit Agreement”). Capitalized terms used herein which are not defined herein and which are defined in the Existing Credit Agreement shall have the same meanings as therein defined.
     B. The Loan Parties have requested that certain provisions of the Existing Credit Agreement be amended; and
     C. The parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1. Amendments to Existing Credit Agreement. Effective upon satisfaction of the conditions precedent set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows:
     (A) The definition of “Applicable Rate” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

     “Applicable Rate” means the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(c):

				Eurodollar Loans			Base Rate Loans
				Revolving			Revolving
	Consolidated			Loans and			Loans and
	Total		Letters	Tranche A	Tranche	Tranche	Tranche A	Tranche	Tranche
Pricing	Leverage	Commitment	of	Term	B Term	C Term	Term	B Term	C Term
Tier	Ratio	Fee	Credit	Loan	Loan	Loan	Loan	Loan	Loan
1	Less than 3.5x	0.25%	0.75%	0.75%	1.25%	1.75%	0.00%	0.25%	0.75%
2	Less than 4.5 to 1.0 but equal to or greater than 3.5 to 1.0	0.25%	0.875%	0.875%	1.25%	1.75%	0.00%	0.25%	0.75%
3	Less than 5.5 to 1.0 but equal to or greater than 4.5 to 1.0	0.375%	1.00%	1.00%	1.25%	1.75%	0.00%	0.25%	0.75%
4	Equal to or greater than 5.5 to 1.0	0.375%	1.25%	1.25%	1.25%	1.75%	0.00%	0.25%	0.75%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.01(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date such Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Total Leverage Ratio contained in such Compliance Certificate. If the St. Paul/Monterey Purchase is financed with proceeds from Indebtedness incurred by the Borrower or any of its Affiliates and, as a result thereof, either (i) the ratings of this Agreement issued by each of Moody’s and S&P are both downgraded or (ii) the Borrower’s corporate family rating issued by Moody’s and the Borrower’s corporate credit rating issued by S&P are each downgraded, then the Applicable Rate for the Tranche C Term Loan shall be increased by 0.25%. The Applicable Rate in effect from the Amendment No. 6 Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.01(c) for the fiscal quarter ending September 30, 2006 shall be determined based upon Pricing Tier 4.

     (B) The definition of “Consolidated Fixed Charges” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Consolidated Fixed Charges” means, for any period with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, without duplication, the sum of (a) all Required Repayments, and all required payments of principal of Indebtedness (including Attributable Indebtedness in respect of Capital Leases and Synthetic Leases (other than the Denver Synthetic Lease and the Salt Lake Printer Lease)) scheduled to have been made during such period (excluding optional prepayments, redemptions and defeasances), determined on a consolidated basis, (b) Consolidated Capital Expenditures for such period, (c) Consolidated Interest Expense for such period (d) taxes paid in cash during such period net of any refunds of any such taxes or payments received during such period (but only to the extent not in excess of such taxes paid during such period), and (e) to the extent not included in Consolidated Interest Expense for such period, interest paid in cash by the Borrower or its Affiliates during such period with respect to any Indebtedness of any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower (including interest paid on Indebtedness described in Section 8.23).
     (C) The definition of “Consolidated Operating Cash Flow” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Consolidated Operating Cash Flow” means, as of any date of determination with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, the following, with respect to the immediately preceding four fiscal quarters of the Borrower for which the Required Financial Information has been delivered: (A) revenues minus (B) the sum of (i) cost of sales, (ii) management fees, (iii) regularly scheduled payments in respect of the Denver Synthetic Lease and (iv) selling, general and administrative expenses (other than non-cash expenses accrued under employee compensation and stock ownership plans and post-retirement executive medical plans) for such period plus (C) dividends or other distributions received in cash from any Person (other than a JOA or the Salt Lake Printer Entity) not constituting a Restricted Subsidiary hereunder for such period plus (D) one-time expenses incurred in connection with the Contra Costa/San Jose Purchase not to exceed $3,000,000 in the aggregate during the term of this Agreement plus (E) severance expenses for such period not to exceed (i) $135,000 for the fiscal quarter ended December 31, 2005, (ii) $135,000 for fiscal quarter ended March 31, 2006, (iii) $1,335,000 for the fiscal quarter ended June 30, 2006, (iv) $4,750,000 in the aggregate for the fiscal year ending June 30, 2007 and (v) $3,000,000 in the aggregate for any fiscal year thereafter plus (F) nonrecurring plant closing costs with respect to the Salt Lake JOA incurred during fiscal year 2006 in an aggregate amount not to exceed $1,555,000.

     (D) The definition of “Indebtedness” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Indebtedness” of any Person means (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except (i) a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms and (ii) to the extent not required to be recorded as a liability on the balance sheet of such Person in accordance with GAAP, customary contingent earn-out provisions contained in acquisition agreements entered into in compliance with this Agreement, (d) the Attributable Indebtedness of such Person with respect to Capital Leases and Synthetic Leases, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or a Wholly Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guarantee issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, (i) any Indebtedness of others Guaranteed by such Person, and (j) to the extent required to be recorded as a liability on the balance sheet of such Person in accordance with GAAP, any monetary obligation of such Person arising out of a non-competition agreement entered into by such Person in connection with the acquisition of assets, stock, or other equity interest of a third Person. Notwithstanding the foregoing, (1) any obligations of the Borrower and its Restricted Subsidiaries under Section 9.9 of the Partnership Agreement (or any provision of the Stephens Partnership Agreement containing comparable provisions), shall not constitute Indebtedness (A) in the case of the Partnership Agreement, until the earlier of (i) the date subsequent to Donrey Newspapers LLC’s exercise of its rights pursuant to such Section that the amount of such obligations is determined in accordance with the procedures provided in the Partnership Agreement (not to exceed 180 days) if the Borrower has not elected to dissolve the California Partnership by such date and (ii) if the Borrower has elected to dissolve the California Partnership by the date as described in the preceding subclause (i), the date that is 365 days after the date that the Borrower has elected to dissolve the California Partnership and (B) in the case of the Stephens Partnership Agreement, until the earlier of (i) the date subsequent to the Stephens Partner’s exercise of its “put” rights pursuant to the Stephens Partnership Agreement that the amount of such obligations is determined in accordance with the procedures provided in the Stephens Partnership Agreement (not to exceed 180 days) if the Borrower has not elected to dissolve the Stephens Partnership by such date and (ii) if the Borrower has elected to dissolve the Stephens Partnership by the date as described in the preceding subclause (i), the date that is 365 days after the date that the Borrower has elected to dissolve the Stephens Partnership and (2) to the extent required to be recorded as a liability on the balance sheet of such Person in accordance with GAAP, liabilities evidencing the Borrower’s obligations to consummate the St. Paul/Monterey Purchase pursuant to the Hearst Investment Agreement shall for the avoidance of doubt not constitute Indebtedness.
     (E) The definition of “Letter of Credit Sublimit” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $35,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

     (F) The definition of “Maturity Date” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Maturity Date” (a) as to the Revolving Loans, Swingline Loans and Letters of Credit (and the related L/C Obligations), December 30, 2009 as such date may be extended pursuant to Section 2.14, (b) as to the Tranche A Term Loan and Tranche B Term Loan, December 30, 2010 and (c) as to the Tranche C Term Loan, August 2, 2013.
     (G) The definition of “Permitted Acquisition” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Permitted Acquisition” means (a) an Acquisition by a Loan Party that is not a Limited Guarantor (whether by purchase or exchange, and whether constituting a purchase of assets or stock) of any Permitted Business (provided that, the business activities conducted by the Person or Property so acquired may include any business activities that do not constitute a Permitted Business so long as such business activities do not represent a material portion of the overall business activities conducted by such acquired Person or Property) so long as (i) in the case of an Acquisition of Capital Stock of another Person, such Person shall become a Guarantor in accordance with Section 7.04 and the Capital Stock of such Person shall be pledged pursuant to the Collateral Documents in accordance with Section 7.08 and (ii) in the event that the aggregate purchase price with respect to such Acquisition is greater than $10,000,000, the Borrower shall have provided to the Administrative Agent (A) a certificate of a Responsible Officer of the Borrower stating that (1) the representations and warranties in Article VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to such Acquisition and (2) no Default shall have occurred and be continuing both immediately before and after giving effect to such Acquisition, and (B) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Acquisition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information; (b) the Contra Costa/San Jose Purchase; and (c) the St. Paul/Monterey Purchase so long as the Borrower shall have provided to the Administrative Agent (A) a certificate of a Responsible Officer of the Borrower stating that (1) the representations and warranties in Article VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to the St. Paul/Monterey Purchase and (2) no Default shall have occurred and be continuing both immediately before and after giving effect to the St. Paul/Monterey Purchase, and (B) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to the St. Paul/Monterey Purchase on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information.

     (H) Subsection (xii) of the definition of “Permitted Investments” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (xii) (a) subject to compliance with Section 8.06(c), any Voluntary Disposition of all or substantially all of the Capital Stock or assets of Los Angeles Daily News or Long Beach Publishing Company to the California Partnership (or a Subsidiary thereof) and (b) the Voluntary Disposition (or in the case of cash, the contribution) of the California Assets to the California Partnership (or a Subsidiary thereof) or in the case of The Monterey County Herald, the Stephens Partnership;
     (I) The definition of “Tranche C Term Loan Commitment” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Tranche C Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Tranche C Term Loan to the Borrower pursuant to Section 2.01(d), in the principal amount set forth opposite such Lender’s name on Schedule 2.01A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.01(e), as applicable. The aggregate principal amount of the Tranche C Term Loan Commitments of all of the Lenders as in effect on the Amendment No. 6 Effective Date (after giving effect to Amendment No. 6) is Three Hundred Fifty Million Dollars ($350,000,000).
     (J) The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement to read as follows:
     “Amendment No. 6” means the Sixth Amendment to Credit Agreement dated as of August 2, 2006 by and among the Borrower, the Guarantors, the Lenders parties thereto and the Administrative Agent.
     “Amendment No. 6 Effective Date” means August 2, 2006.
     “California Assets” means (a) the Contra Costa/San Jose Assets and the St. Paul/Monterey Assets (other than the St. Paul Pioneer Press), (b) up to $470 million in cash to be used to pay the purchase price thereof under the Hearst Purchase Agreement, the Hearst Investment Agreement and the McClatchy Purchase Agreement (and associated expenses) or (c) a combination of such assets and cash with aggregate value not to exceed $470 million.
     “Contra Costa/San Jose Assets” means the San Jose Mercury News and the Contra Costa Times, or entities holding only such newspapers (and related assets).
     “Contra Costa/San Jose Purchase” means the Acquisition by the Borrower or its Restricted Subsidiaries of the Contra Costa/San Jose Assets pursuant to the McClatchy Purchase Agreement.

     “Hearst Investment Agreement” means the (x) Agreement between the Borrower and The Hearst Corporation dated April 26, 2006, as amended by agreement dated August 2, 2006, and (y) upon execution thereof, a stock purchase agreement to be entered into between the Borrower and The Hearst Corporation with respect to The Hearst Corporation’s purchase of a minority equity interest in the Borrower in connection with the St Paul/Monterey Purchase.
     “Hearst Purchase Agreement” means that certain Stock and Asset Purchase Agreement dated as of April 26, 2006 by and between The Hearst Corporation and the Borrower, including all schedules and exhibits thereto.
     “McClatchy Purchase Agreement” means that certain Stock and Asset Purchase Agreement dated as of April 26, 2006 by and between The McClatchy Company and the Borrower, including all schedules and exhibits thereto.
     “Stephens Partnership” means a general partnership between The Stephens Group, Inc. (or a Subsidiary thereof) and the Borrower (or a Restricted Subsidiary thereof), in which the Borrower holds approximately 67% of the voting equity interest.
     “St. Paul/Monterey Assets” means the St. Paul Pioneer Press and The Monterey County Herald, or entities holding such only newspapers (and related assets).
     “St. Paul/Monterey Purchase” means the Acquisition by the Borrower or its Restricted Subsidiaries of the St. Paul/Monterey Assets.
     (K) Section 1.03(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (c) Calculations with Respect to Certain Transactions. Notwithstanding the above but subject to subsection (d) below, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 8.19 (including without limitation for purposes of the definitions of “Applicable Rate” and “Pro Forma Basis” set forth in Section 1.01), (i) after consummation of any Voluntary Disposition, any redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary (as referred to in the definition of “Restricted Subsidiary”) or any exercise of a Permitted Option in respect of the Salt Lake Printer Entity, (A) income statement items (whether positive or negative) and capital expenditures attributable to the assets disposed of (or the redesignated Subsidiary) shall be excluded and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period, (ii) after consummation of any Permitted Investment described in clauses (iii), (iv), (vi), (x), (xi), (xii), (xiv) and (xv) of the definition thereof or any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (as referred to in the definition of “Restricted Subsidiary”), (A) income statement items (whether positive or negative) and capital expenditures (other than capital expenditures that are non-recurring and not in the ordinary course of business) attributable to the Permitted Investment or the redesignated Subsidiary shall, to the extent not otherwise included in such income statement items for the Borrower and its Restricted Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, be included to the extent relating to any period applicable in such calculations, (B) to the extent not retired in connection with such transaction, Indebtedness attributable hereunder to any Permitted Investment or the redesignated Subsidiary shall be deemed to have been incurred as of the first day of the applicable period and

     (C) pro forma adjustments reflecting costs savings may be included to the extent that (1) such adjustments would give effect to events that are (x) directly attributable to such transaction or (y) expected to have a continuing impact on the Borrower and its Restricted Subsidiaries, (2) such adjustments have been approved by the Administrative Agent and (3) the aggregate amount of such pro forma adjustments do not exceed 10% of Consolidated Operating Cash Flow (as calculated on a Pro Forma Basis, without taking into account this clause (C), after giving effect to such transaction) at such time, (iii) upon completion of the Denver Printer Consolidation and/or the Salt Lake Printer Build-Out, pro forma adjustments reflecting costs savings may be included to the extent that (A) such adjustments would give effect to events that are (1) directly attributable to either such consolidation or facility or (2) expected to have a continuing impact on the Borrower and its Restricted Subsidiaries and (B) such adjustments have been approved by the Administrative Agent, and (iv) with respect to any applicable period ending prior to the Amendment No. 6 Effective Date, pro forma treatment shall be given to management fees payable by The Hearst Corporation to the Borrower (or one of its Restricted Subsidiaries) pursuant to the Hearst Investment Agreement (as if the Hearst Investment Agreement was in full force and effect during such applicable period), provided that such pro forma treatment shall only be available in respect of covenant calculations made in respect of each of the four fiscal quarters ended immediately after the Amendment No. 6 Effective Date. and only so long as either (A) the Hearst Investment Agreement remains in full force and effect as of the date of determination or (B) the St. Paul/Monterey Purchase has been consummated.
     (L) Section 2.01(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (d) Tranche C Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Tranche C Term Loan”) to the Borrower in Dollars on the Amendment No. 6 Effective Date (or on the effective date of any increase in the aggregate Tranche C Term Loan Commitments pursuant to Section 2.01(e), as applicable) in an amount not to exceed such Lender’s Tranche C Term Loan Commitment. Without limitation of Section 2.01(e), amounts repaid on the Tranche C Term Loan after the Amendment No. 6 Effective Date may not be reborrowed. The Tranche C Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided, however, unless otherwise agreed by the Administrative Agent and the Borrower, all Borrowings made on the Amendment No. 6 Effective Date shall be made as Base Rate Loans, and such Borrowings may not be converted into Eurodollar Rate Loans until the tenth Business Day following the Amendment No. 6 Effective Date.
     (M) Section 2.02(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. (or 2:00 p.m. in the case of a Borrowing of Base Rate Loans) on the Business Day specified in the applicable Loan Notice.

     Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, in the case of the Borrowings of the Tranche C Term Loan on the Amendment No. 6 Effective Date, the conditions precedent to the effectiveness of Amendment No. 6), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date of a Borrowing of Revolving Loans, there are L/C Borrowings or Swingline Loans outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swingline Loans and third, to the Borrower as provided above.
     (N) Section 2.06(b)(ii)(B) of the Existing Credit Agreement is hereby deleted in its entirety.
     (O) Section 2.07(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (e) Tranche C Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche C Term Loan in installments on the last Business Day of each month and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05 or as the result of an increase in the amount of the aggregate Tranche C Term Loan Commitments pursuant to Section 2.01(e)), unless accelerated sooner pursuant to Section 9.02:

Principal Amortization
Payment Dates	Payment
September, 2006	$875,000
December, 2006	$875,000
March, 2007	$875,000
June, 2007	$875,000
September, 2007	$875,000
December, 2007	$875,000
March, 2008	$875,000
June, 2008	$875,000
September, 2008	$875,000
December, 2008	$875,000
March, 2009	$875,000
June, 2009	$875,000
September, 2009	$875,000
December, 2009	$875,000
March, 2010	$875,000
June, 2010	$875,000
September, 2010	$875,000
December, 2010	$875,000
March, 2011	$875,000
June, 2011	$875,000
September, 2011	$875,000
December, 2011	$875,000
March, 2012	$875,000
June, 2012	$875,000
September, 2012	$82,250,000
December, 2012	$82,250,000
March, 2013	$82,250,000
Maturity Date	Remaining Balance
     (P) The second paragraph of Section 4.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or Swap Contracts, (a) the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law, (b) the liability of Los Angeles Daily News pursuant to this Article IV shall be limited to the each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. (or 2:00 p.m. in the case of a Borrowing of Base Rate Loans) on the Business Day specified in the applicable Loan Notice.

     (Q) Section 5.02 of the Existing Credit Agreement is hereby amended by adding new clauses (e) and (f) thereto which shall read as follows:
     (e) During the period, if any, commencing on the date that any obligations of the Borrower and its Restricted Subsidiaries under Section 9.9 of the Partnership Agreement are required to be treated as Indebtedness pursuant to this Agreement and ending on the date that the Borrower delivers a quarterly Compliance Certificate pursuant to Section 7.01(c)(i) containing financial covenant calculations that treat such obligations as Indebtedness, any Request for Credit Extension consisting of a Revolving Loan, Letter of Credit or Swingline Loan, shall be accompanied by a calculations demonstrating compliance with financial covenants set forth in Sections 8.19(a) and 8.19(b) on a pro forma basis (assuming such obligations were treated as Indebtedness as of the first day of the calculation period).
     (f) During the period, if any, commencing on the date that any obligations of the Borrower and its Restricted Subsidiaries under the Stephens Partnership Agreement are required to be treated as Indebtedness pursuant to this Agreement and ending on the date that the Borrower delivers a quarterly Compliance Certificate pursuant to Section 7.01(c)(i) containing financial covenant calculations that treat such obligations as Indebtedness, any Request for Credit Extension consisting of a Revolving Loan, Letter of Credit or Swingline Loan, shall be accompanied by a calculations demonstrating compliance with financial covenants set forth in Sections 8.19(a) and 8.19(b) on a pro forma basis (assuming such obligations were treated as Indebtedness as of the first day of the calculation period).
     (R) The following new Section 7.09 is hereby added to the Existing Credit Agreement to read as follows:
     7.09 Maintenance of Debt Ratings.
     From and after the Amendment No. 6 Effective Date, the Borrower shall maintain and shall reaffirm on an annual basis (a) a corporate family rating by Moody’s, (b) a corporate credit rating by S&P and (c) ratings for this Agreement from each of Moody’s and S&P.
     (S) The word “and” at the end of Section 8.04(g) of the Existing Credit Agreement is hereby deleted, the “.” at the end of Section 8.04(h) is hereby deleted and replaced with “; and”, and the following new Section 8.04(i) is hereby added to the Existing Credit Agreement to read as follows:
     (i) made by the Borrower to any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower for the sole purpose of paying cash interest with respect to any Indebtedness of such direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower, provided that (A) no Event of Default exists or would result therefrom and (B) such Indebtedness is not prohibited by Section 8.23.

     (T) Section 8.06(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (c) (1) the contribution of all or substantially all of the Capital Stock or assets of Los Angeles Daily News or Long Beach Publishing Company to the California Partnership (or a Subsidiary thereof), so long as the Borrower shall have furnished to the Administrative Agent, not later than the fifth Business Day preceding the date of any such Voluntary Disposition (i) a certificate of a Responsible Officer of the Borrower stating that (A) each representation in Article VI is true and correct in all material respects both immediately before and after giving effect to such Voluntary Disposition (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it was true and correct in all material respects as of such earlier date), and (B) no Default shall have occurred and be continuing both immediately before and after giving effect to such Voluntary Disposition, and (ii) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Voluntary Disposition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information and (2) the contribution of the California Assets to the California Partnership (or a Subsidiary thereof) or in the case of The Monterey County Herald, to the Stephens Partnership;
     (U) Section 8.19 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio corresponding to such fiscal quarter:

Calendar Year	March 31	June 30	September 30	December 31
2006	N/A	6.00 to 1.0	6.00 to 1.0	6.00 to 1.0
2007	6.00 to 1.0	6.00 to 1.0	5.50 to 1.0	5.50 to 1.0
2008	5.50 to 1.0	5.50 to 1.0	5.25 to 1.0	5.25 to 1.0
2009	5.25 to 1.0	5.25 to 1.0	5.00 to 1.0	5.00 to 1.0
2010	5.00 to 1.0	5.00 to 1.0	4.50 to 1.0	4.50 to 1.0
Thereafter	4.50 to 1.0	4.50 to 1.0	4.50 to 1.0	4.50 to 1.0
     (b) Ratio of Consolidated Senior Debt to Consolidated Operating Cash Flow. Permit the ratio of Consolidated Senior Debt to Consolidated Operating Cash Flow as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio corresponding to such fiscal quarter:

Calendar Year	March 31	June 30	September 30	December 31
2006	N/A	4.00 to 1.0	4.00 to 1.0	4.00 to 1.0
2007	4.00 to 1.0	4.00 to 1.0	3.50 to 1.0	3.50 to 1.0
2008	3.50 to 1.0	3.50 to 1.0	3.50 to 1.0	3.50 to 1.0
Thereafter	3.50 to 1.0	3.50 to 1.0	3.00 to 1.0	3.00 to 1.0

     (c) Fixed Charge Coverage. Permit the ratio of (i) Consolidated Operating Cash Flow to (ii) Consolidated Fixed Charges as of the end of any fiscal quarter of the Borrower to be less than 1.25 to 1.0.
     (V) The following new Section 8.23 is hereby added to the Existing Credit Agreement to read as follows:
     8.23 Restrictions on Holdco Debt.
     Permit any direct or indirect parent company of the Borrower to create, incur, assume or suffer to exist any Indebtedness that (a) is guaranteed by the Borrower, any of its Subsidiaries or any JOA, (b) is recourse to Borrower, any of its Subsidiaries or any JOA, or (c) has a maturity date on or before the Maturity Date of the Tranche C Term Loans.
     (W) Section 9.01(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (d) With respect to any Indebtedness (other than Indebtedness outstanding under the Loan Documents) in excess of $10,000,000 in the aggregate for the Borrower and its Restricted Subsidiaries taken as a whole or any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower, (i) either (A) a default in any payment shall occur and continue (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness or (B) a default in the observance or performance relating to such Indebtedness or contained in any Contract evidencing, securing or relating thereto, or any other event or condition shall occur or exist, and such default, event or condition shall continue after the applicable grace period, if any, specified therein, if the effect of such default, event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or redemption or defeasance in accordance with the terms thereof, prior to the stated maturity thereof; unless in each such case the obligee under or holder of such Indebtedness shall have waived in writing such circumstance so that such circumstance is no longer continuing; or
     (X) Section 9.01(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (e) (i) The Borrower, any Restricted Subsidiary, any other Loan Party or any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower shall (A) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other Debtor Relief Laws, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under Debtor Relief Laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

     (ii) (A) A case or other proceeding shall be commenced against the Borrower, any Restricted Subsidiary, any other Loan Party or any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower seeking (1) relief under the United States Bankruptcy Code (as now or hereafter in effect) or under any other Debtor Relief Laws, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower, any such Restricted Subsidiary, any other Loan Party or any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower, or of all or any substantial part of the assets, domestic or foreign, of the Borrower, any such Restricted Subsidiary or any other Loan Party or any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower, and such case or proceeding shall continue undismissed and unstayed for a period of 45 days, or (B) an order granting the relief requested in such case or proceeding against the Borrower, any such Restricted Subsidiary or any other Loan Party or any direct or indirect parent company of the Borrower holding a majority of the Capital Stock of the Borrower (including an order for relief under such Federal bankruptcy laws) shall be entered; or
     (Y) Section 10.04(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date or, in the case of the Tranche C Term Loan, the Amendment No. 6 Effective Date, in either case, specifying its objection thereto.
     (Z) The following new Section 11.02(e) is hereby added to the Existing Credit Agreement to read as follows:
     (e) The Platform. INTRALINKS OR ANOTHER SIMILAR ELECTRONIC SYSTEM (THE “PLATFORM”) IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

     (AA) The following new Section 11.02(f) is hereby added to the Existing Credit Agreement to read as follows:
     (f) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
     (BB) Section 11.07(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (b) Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
     (i) Minimum Amounts.
     (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the related Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (defined below), no minimum amount need be assigned; and
     (B) in any case not described in subsection (b)(i)(A) of this Section 11.07, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of an assignment of Revolving Loans and $1,000,000 in the case of an assignment of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group (defined below) and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

     (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments, and rights and obligations with respect thereto, assigned, except that this clause (ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations in respect of its Revolving Commitment (and the related Revolving Loans thereunder) and its outstanding Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans on a non-pro rata basis;
     (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
     (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;
     (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the Commitment subject to such assignment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) any Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and
     (C) the consent of the L/C Issuers (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

     (D) the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of Revolving Loans and Revolving Commitments.
     (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Exhibit 11.07; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
     (v) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.
     (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.07, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 11.07.
     (CC) Section 11.07(g) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (g) As used herein, the following terms have the following meanings:
     “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.07(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 11.07(b)(iii)).
     “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
     “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
     (DD) The following new Section 11.07(i) is hereby added to the Existing Credit Agreement to read as follows:
     (i) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
     (EE) The following new Section 11.21 is hereby added to the Existing Credit Agreement to read as follows:
     11.21 No Advisory or Fiduciary Responsibility.
     In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (a) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and BAS, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, the Administrative Agent and BAS each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (c) neither the Administrative Agent nor BAS has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or BAS has advised or is currently advising any of the Loan Parties or any of their respective Affiliates on other matters) and neither the Administrative Agent nor BAS has any obligation to any of the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (d) the Administrative Agent and BAS and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor BAS has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the Administrative Agent and BAS have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.

     Each Loan Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and BAS with respect to any breach or alleged breach of agency or fiduciary duty.
     (FF) Schedule 2.01A of the Existing Credit Agreement is hereby amended and replaced with Schedule 2.01A attached hereto.
     (GG) A new Exhibit 11.07-A is hereby added to the Existing Credit Agreement in the form of Exhibit 11.07-A attached hereto.
     2. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:
     (A) Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Required Lenders and each Lender having a Tranche C Term Loan Commitment (as shown on Schedule 2.01A as amended hereby).
     (B) Authority Documents and Opinions. The Administrative Agent shall have received (i) copies of resolutions of the board of directors (or comparable governing authority) of each of the Loan Parties approving and adopting the Amendment and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Loan Party to be true and correct and in force and effect as of the date hereof and (ii) a written opinion of legal counsel for the Loan Parties, dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent.
     (C) Consummation of Transactions. (i) The Contra Costa/San Jose Purchase shall be consummated prior to or concurrently with the effectiveness of this Amendment in all material respects in accordance with the terms of the McClatchy Purchase Agreement and in material compliance with applicable law and regulatory approvals. The McClatchy Purchase Agreement shall not have been altered, amended or otherwise changed or supplemented in any material respect or any material condition therein waived, without the prior written consent of the Administrative Agent. The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Borrower as true and complete, of the McClatchy Purchase Agreement as originally executed and delivered, together with all exhibits and schedules. In connection therewith, the Borrower shall contribute the California Assets to the California Partnership (or a Subsidiary thereof).
     (ii) The purchase of the St. Paul/Monterey Assets by the Hearst Corporation shall be consummated prior to or concurrently with the effectiveness of this Amendment in all material respects in accordance with the terms of the Hearst Purchase Agreement and in material compliance with applicable law and regulatory approvals. The Hearst Purchase Agreement shall not have been altered, amended or otherwise changed or supplemented in any material respect or any material condition therein waived, without the prior written consent of the Administrative Agent.

     The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Borrower as true and complete, of the Hearst Purchase Agreement as originally executed and delivered, together with all exhibits and schedules. In addition, the Borrower shall have entered into the Hearst Investment Agreement with The Hearst Corporation in respect of the St. Paul/Monterey Assets, which agreement shall be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Borrower as true and complete, of such Hearst Investment Agreement as originally executed and delivered, together with all exhibits and schedules.
     (D) Equity Contributions. The Administrative Agent shall have received satisfactory evidence of consummation of the cash equity contribution to the Borrower and its Affiliates by Stephens Group, Inc. and Gannett Co., Inc. (or their affiliates) in a minimum amount of Three Hundred Twenty-Five Million Dollars ($325,000,000) on terms and conditions reasonably satisfactory to the Administrative Agent.
     (E) Financial Conditions. The Administrative Agent shall have received (i) the unaudited statements of assets and liabilities of the McClatchy Assets as of December 25, 2005, and the related unaudited statements of revenues and expenses for the twelve month period ended December 25, 2005, (ii) a pro forma balance sheet and income statement of the Borrower and its Subsidiaries as of their most recently completed fiscal quarter which gives effect to the Contra Costa/San Jose Purchase, (iii) satisfactory evidence that the Consolidated Total Leverage Ratio for the most recently ended four fiscal quarter period for which financial statements are available prior to the McClatchy Asset Purchase is not greater than 5.75 to 1.0 (calculated on a Pro Forma Basis and after giving effect to the amendments to the definition of Consolidated Operating Cash Flow and to Section 1.03 of the Existing Credit Agreement provided herein) and (iv) satisfactory evidence that the ratio of (a) Consolidated Senior Debt to (b) Consolidated Operating Cash Flow is not greater than 3.75 to 1.0 (calculated on a Pro Forma Basis and after giving effect to the amendments to the definition of Consolidated Operating Cash Flow and to Section 1.03 of the Existing Credit Agreement provided herein).
     (F) Debt Ratings. The Administrative Agent shall have received evidence that the Borrower shall have received (i) a corporate family rating and a rating with respect to its senior secured Indebtedness issued by Moody’s and (ii) a corporate credit rating and a rating with respect to its senior secured Indebtedness issued by S&P.
     (G) Certificates. The Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower stating that (a) the representations and warranties in Article VI of the Existing Credit Agreement are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to the Contra Costa/San Jose Purchase and (b) no Default shall have occurred and be continuing both immediately before and after giving effect to the Contra Costa/San Jose Purchase, and (ii) a Pro Forma Compliance Certificate demonstrating that the Borrower is in compliance with Section 8.19 of the Existing Credit Agreement after giving effect to the Contra Costa/San Jose Purchase on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information.

     (H) Amendment Fees. The Borrower shall have paid to the Administrative Agent, for the account of each Lender executing this Amendment, a fee equal to 0.15% of such Lender’s Commitments (calculated prior to giving effect to this Amendment).
     (I) Payment of Other Fees and Expenses. The Borrower shall have paid all other fees required to be paid to BAS in connection with this Amendment and all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the date hereof.
     3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents.
     4. Reaffirmation of Obligations. Each Loan Party hereby ratifies the Existing Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Existing Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. Without limiting the generality of the foregoing sentence, each of the Guarantors hereby (x) jointly and severally reaffirms and ratifies its guaranty of the Obligations pursuant to Article IV of the Existing Credit Agreement, and (y) jointly and severally reaffirms and ratifies all agreements set forth in such Collateral Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guarantee and secure any and all of the Obligations, whether now existing or hereafter arising, on the same terms and conditions as are now set forth in such Collateral Documents.
     5. References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Section 2 above, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.
     6. Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
     7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. Lender Acknowledgement. Each Person who executes this Amendment as a “Lender” but was not a Lender prior to the date hereof, by execution of this Amendment and upon the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, (i) shall become a Lender as of the date hereof, (ii) acknowledges and confirms its respective Commitment(s) as set forth on Schedule 2.01A to the Existing Credit Agreement, as amended hereby, and (iii) agrees and that it shall be bound by the provisions of the Existing Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have all of the rights and obligations of a Lender thereunder.

     IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	MEDIANEWS GROUP, INC.,
a Delaware corporation

	By:	/s/ Ronald A. Mayo

Name: Ronald A. Mayo
Title: Vice President and Chief Financial Officer

GUARANTORS:	ALASKA BROADCASTING COMPANY, INC.,
an Alaska corporation
CHARLESTON PUBLISHING COMPANY,
a Delaware corporation
CONNECTICUT NEWSPAPERS PUBLISHING COMPANY,
a Delaware corporation
THE DENVER POST CORPORATION,
a Delaware corporation
THE DETROIT NEWS, INC.,
a Michigan corporation
EASTERN COLORADO PUBLISHING COMPANY,
a Delaware corporation
GRAHAM NEWSPAPERS, INC.,
a Delaware corporation
KEARNS-TRIBUNE, LLC,
a Delaware limited liability company
LONG BEACH PUBLISHING COMPANY,
a Delaware corporation
LOS ANGELES DAILY NEWS PUBLISHING COMPANY,
a Delaware corporation
LOWELL INTERNET MEDIA PUBLISHING COMPANY, INC.,
a Delaware corporation
LOWELL PUBLISHING COMPANY,
a Delaware corporation

	By:	/s/ Ronald A. Mayo

Name: Ronald A. Mayo
Title: Vice President and Chief Financial Officer

MEDIANEWS GROUP INTERACTIVE, INC.,
a Delaware corporation
MEDIANEWS SERVICES, INC.,
a Delaware corporation
NEW ENGLAND INTERNET MEDIA PUBLISHING, INC.,
a Delaware corporation
NEW ENGLAND NEWSPAPERS, INC.,
a Delaware corporation
NIMITZ PAPER COMPANY,
a Delaware corporation
NORTHWEST NEW MEXICO PUBLISHING COMPANY,
a Delaware corporation
RATE WATCH, INC.,
a Delaware corporation
UTAH MEDIA, INC.,
a Delaware corporation
WEST COAST MEDIANEWS LLC,
a Delaware limited liability company

By:	/s/ Ronald A. Mayo

Name: Ronald A. Mayo
Title: Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Maurice E. Washington

Name: Maurice E. Washington
Title: Assistant Vice President

BANK OF AMERICA, N.A.

By:	/s/ Stephen Phillips

Name: Stephen Phillips
Title: Vice President

THE BANK OF NEW YORK

By:	/s/Mehrasa Raygani

Name: Mehrasa Raygani
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:	/s/ Tarik Hussain

Name: Tarik Hussain
Title: Vice President

Big Sky III SENIOR LOAN TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

BLUE SHIELD OF CALIFORNIA_
[Please insert name of Lender]

By:	/s/ Alex Guang Yu

Name:
Title:

BNP PARIBAS

By:	/s/ Ola Anderssen

Name: Ola Anderssen
Title: Director

By:	/s/ Gregg Bonardi

Name: Gregg Bonardi
Title: Director Media & Telecom Finance

Citizens Bank of Massachusetts

By:	/s/ Michael D. Elwell

Name: Michael D. Elwell
Title: Vice President

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
As Investment Sub-Advisor

By:	/s/ Adrienne Musgnug

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
As Investment Advisor

By:	/s/ Adrienne Musgnug

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC
As Investment Manager

By:	/s/ Adrienne Musgnug

BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2006-I

By:	Babson Capital Management LLC
As Collateral Manager

By:	/s/ Adrienne Musgnug

HAKONE FUND II LLC

By:	Babson Capital Management LLC
As Investment Manager

By:	/s/ Adrienne Musgnug

BILL & MELINDA GATES FOUNDATION

By:	Babson Capital Management LLC
As Investment Adviser

By:	/s/ Adrienne Musgnug

Comerica West Incorporated

By:	/s/ Fatima Arshad

Name: Fatima Arshad
Title: Corporate Banking Representative

Deutsche Bank Trust Company Americas
[Please insert name of Lender]

By:	/s/ Susan LeFevre

Name: Susan LeFevre
Title: Director

By:	/s/ Diane F. Rolfe

Name: Diane F. Rolfe
Title: Director

EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ David Frex

Name: David Frex
Title: M.D.

EATON VANCE CDO III, LTD
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO VIII, LTD
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE VARIABLE LEVERAGE FUND LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Erste Bank New York

By:	/s/ Robert J. Wagman

Name: Robert J. Wagman
Title: Director

By:	/s/ Paul Judicke

Name: Paul Judicke
Title: Director

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
INCOME FUND, as Lender
By: Four Corners Capital Management LLC, as Sub-Adviser

By:	/s/ Steven Columbaro

Name: Steven Columbaro
Title: Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
INCOME FUND II, as Lender
By: Four Corners Capital Management LLC, as Sub-Adviser

By:	/s/ Steven Columbaro

Name: Steven Columbaro
Title: Senior Vice President

SECURITY INCOME FUND-INCOME OPPORTUNIY SERIES, as Lender
By: Four Corners Capital Management LLC, as Sub-Adviser

By:	/s/ Steven Columbaro

Name: Steven Columbaro
Title: Senior Vice President

FRANKLIN CLO V, LTD
[Please insert name of Lender]

By:	/s/ Alex Guang Yu

Name: Alex Guang Yu
Title: Authorized Signatory

FRANKLIN FLOATING RATE
DAILY ACCESS FUND
[Please insert name of Lender]

By: Name:	/s/ Richard Hsu Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE MASTER
[Please insert name of Lender]

By: Name:	/s/ Richard Hsu Richard Hsu
Title:	Vice President

FRANKLIN TEMPLETON
LIM. DURATION INCOME TRUST
[Please insert name of Lender]

By: Name:	/s/ Richard Hsu Richard Hsu
Title:	Vice President

FRANKLIN CLO II, LIMITED
[Please insert name of Lender]

By: Name:	/s/ Alex Guang Yu Alex Guang Yu
Title:	Authorized Signatory

FRANKLIN CLO IV, LIMITED
[Please insert name of Lender]

By: Name:	/s/ Alex Guang Yu Alex Guang Yu
Title:	Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION
[Please insert name of Lender]

By: Name:	/s/ Karl Keiffer Karl Keiffer
Title:	Duly Authorized Signatory

GRAYSON & CO.
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR
[Please insert name of Lender]

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President

Hamilton Floating Rate Fund, LLC

By: Name:	/s/ William G. Lemberg William G. Lemberg
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
[Please insert name of Lender]

By: Name:	/s/ Kathleen Mayher Kathleen Mayher
Title:	Executive Vice President

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
As Collateral Manger
[Please insert name of Lender]

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Senior Managing Director

National City Bank

By: Name:	/s/ Michael Grimes Michael Grimes
Title:	Senior Vice Preisdent

THE NORINGHUKIN BANK, NEW YORK BRANCH
Through State Street Bank And Trust Company N.A.
As Fiduciary Custodian
By: Eaton Vance Management,
Attorney-In-Fact
[Please insert name of Lender]

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President

STANFIELD/RMF TRANSATLANTIC CDO LTD.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By: Name: Title:	/s/ David Frex David Frex M.D.

Sumitomo Mitsui Banking Corporation

By: Name:	/s/ Leo E. Pagarigan Leo E. Pagarigan
Title:	Joint General Manager

SUNTRUST BANK

By: Name:	/s/ Thomas C. Palmer Thomas C. Palmer
Title:	Managing Director

TOLLI & CO.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

[Please insert name of Lender]

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Richard Vian
Name:	Richard Vian
Title:	Vice President

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
As Collateral Manger
[Please insert name of Lender]

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

U.S. Bank, National Association

By:	/s/ Thomas Gunder
Name:	Thomas Gunder
Title:	SVP

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kempen Asset Managment

By:	/s/ Christina Jamleson
Name:	Christina Jamleson
Title:	Executive Director

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kempen Asset Managment

By:	/s/ Christina Jamleson
Name:	Christina Jamleson
Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Russ Lyons
Name: Russ Lyons
Title: Director

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Hans Jung
Name:
Title:	Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Catherine M. Jones
Name:	Catherine M. Jones
Title:	Vice President

Schedule 2.01A
COMMITMENTS AND PRO RATA SHARES
(TRANCHE A TERM LOAN* AND TRANCHE C TERM LOAN)

	Tranche C Term Loan
Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$350,000,000.00	100.000000000%

Total	$350,000,000.00	100.000000000%

*	Please note that the Tranche A Term Loan Commitments and respective Pro Rata Shares have been omitted from this Schedule as they will not change as a result of this Amendment.

Exhibit 11.07-A
PROCESSING AND RECORDATION FEES
          The Administrative Agent will charge a processing and recordation fee (an “Assignment Fee”) in the amount of $2,500 for each assignment; provided, however, that in the event of two or more concurrent assignments to members of the same Assignee Group (which may be effected by a suballocation of an assigned amount among members of such Assignee Group) or two or more concurrent assignments by members of the same Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group), the Assignment Fee will be $2,500 plus the amount set forth below:

Transaction	Assignment Fee
First four concurrent assignments or suballocations to members of an Assignee Group (or from members of an Assignee Group, as applicable)	-0-
Each additional concurrent assignment or suballocation to a member of such Assignee Group (or from a member of such Assignee Group, as applicable)	$500